                                           SECOND SUPPLEMENTAL INDENTURE
                                           -----------------------------

         SECOND SUPPLEMENTAL INDENTURE, dated as of May 10, 2001 (this "Supplemental Indenture"), between
HARBORSIDE HEALTHCARE CORPORATION, a Delaware corporation (the "Company") and successor to HH Acquisition Corp., and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, as trustee (the "Trustee") for the securities issued under the Indenture, dated as of July 31, 1998 (as amended by the First Supplemental Indenture, dated as of August 11, 1998, among the Company, the subsidiaries of the Company listed on the signature pages thereto and the Trustee, the "Indenture"), between the Company and the Trustee.

                                                     Recitals

         A.       Pursuant to and in accordance with the terms of the Indenture, HH Acquisition Corp. established and issued debt securities denominated as the "11% Senior Subordinated Discount Notes due 2008" (the "Notes").
An aggregate principal amount at maturity of $170,000,000 of the Notes is outstanding on the date of this
Supplemental Indenture.

         B.       Upon the terms set forth in the Company's Offering Memorandum and Consent Solicitation
Statement dated April 6, 2001 (the "Offer to Exchange"), the Company has offered to exchange (the "Exchange
Offer") new 12% Senior Subordinated Discount Notes due 2007, warrants to purchase shares of the Company's Class A
Common Stock and cash for all outstanding Notes and has solicited the consents (the "Consent Solicitation") to certain amendments (the "Amendments") to the Indenture.

         C.       In accordance with Section 9.02 of the Indenture, the Company has obtained the written consent of the registered holders of Notes representing 51% of the aggregate principal amount at maturity of the outstanding Notes to the Amendments.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                                    Agreements

         SECTION 1.        Defined Terms.  Capitalized terms not otherwise defined herein shall have the meanings
                           -------------
ascribed to them in the Indenture.

         SECTION 2.        Effective Date; Operative Date.  This Supplemental Indenture shall become effective as
                           ------------------------------
of the date hereof.  The terms of this Supplemental Indenture will become operative only upon the acceptance by the Company for exchange of Notes tendered and not withdrawn in the Exchange Offer and the consummation of the
Exchange Offer.  The date that this Supplemental Indenture becomes operative shall be denominated herein as the
"Operative Date."

         SECTION 3.        Amendments to Indenture.
                           -----------------------

         (a)      The Indenture is hereby amended by deleting therefrom the text in its entirety of each of the following provisions and adding thereto the words "Intentionally omitted" to each of the following provisions:

---------------------------------------- -------------------------------------------------------------------
Existing Section Number                  Caption
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 3.09                             Repurchase Offers
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.03                             Incurrence of Debt and Issuance of Preferred Stock
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.04                             Restricted Payments
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.05                             Dividend and Other Payment Restrictions Affecting Restricted
                                             Subsidiaries
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.06                             Asset Sales
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.07                             Transactions with Affiliates
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.08                             Change of Control
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.09                             Compliance Certificate
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.10                             Liens
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.11                             Additional Security Guarantees
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
    Section 4.12                             Restrictions on Senior Subordinated Debt
---------------------------------------- -------------------------------------------------------------------

         (b)      The definitions of "Additional Securities," "Debt," "Senior Debt" and Unrestricted Subsidiary"
contained in Section 1.01 of the Indenture captioned "Definitions" are hereby amended and restated in their entirety as follows:

                  "Additional Securities" shall mean Initial Securities initially issued subsequent to the date hereof pursuant to Article II.

                  "Debt" means, with respect to any Person (without duplication), (i) any indebtedness of such
         Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property, which purchase price is due more than six months after the date of placing such property in final service or taking final delivery thereof, or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (ii) all indebtedness under clause (i) of other Persons secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person), provided that the amount of indebtedness of such Person shall
                                                  --------
         be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such indebtedness of such other Persons, and (iii) to the extent not otherwise included, the
         Guarantee by such Person of any Debt under clause (i) of any other Person; provided, however, that Debt
                                                                                    --------  -------
         shall not include (a) obligations of the Company or any of its Restricted Subsidiaries arising from agreements of the Company or a Restricted Subsidiary providing for indemnification, adjustment of purchase price or similar obligations, in each case, Incurred or assumed in connection with the disposition of any business, assets or a Subsidiary, other than guarantees of Debt Incurred by any
         Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided, however, that (x) such obligations are not reflected on the
                                     --------  -------
         balance sheet of the Company or any Restricted Subsidiary (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet will not be deemed to be reflected on such balance sheet for purposes of this clause (x)) and (y) the maximum assumable liability in respect of all such obligations shall at no time exceed the gross proceeds including noncash proceeds (the fair market value of such noncash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Company and its
         Restricted Subsidiaries in connection with such disposition, (b) (A) obligations under (or constituting reimbursement obligations with respect to) letters of credit, performance bonds, surety bonds, appeal bonds, completion guarantees or similar instruments issued in connection with the ordinary course of business conducted by the Company, including letters of credit in respect of workers' compensation claims, security or lease deposits and self-insurance; provided, however, that upon the drawing of such
                                                                --------  -------
         letters of credit or other instrument, such obligations are reimbursed within 30 days following such drawing, and (B) obligations arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of day-light overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such obligations
                                                                        --------  -------
         are extinguished within three Business Days of Incurrence, or (c) retentions in connection with purchasing assets in the ordinary course of business of the Company and its Restricted Subsidiaries.
         The amount of any Debt outstanding as of any date shall be the lesser of (i) the accreted value thereof, and (ii) the principal amount thereof.

                  "Senior Debt" means (i) all Debt of the Company or any Guarantor outstanding under the New
         Credit Facility and all Hedging Obligations with respect thereto, (ii) any other Debt (including
         Acquired Debt), unless the instrument under which such Debt is Incurred expressly provides that it is on a parity with or subordinated in right of payment to the Securities or the relevant Security Guarantee and (iii) all Obligations with respect to the foregoing.  Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (v) any liability for federal, state, local or other taxes owed or owing by the Company, (w) any Debt of the Company or any Guarantor to any of its Subsidiaries,
         officers, employees or other Affiliates (other than Debt under any Credit Facility to any such
         Affiliate), (x) any trade payables, or (y) any Debt or obligation of the Company or any Guarantor that is expressly subordinated in right of payment to any other Debt or obligation of the Company or such
         Guarantor, as applicable, including any Subordinated Debt of the Company.

                  "Unrestricted Subsidiary" means (i) any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, and (ii) any Subsidiary of an Unrestricted
         Subsidiary; but in the case of any Subsidiary referred to in clause (i) (or any Subsidiary of any such
         Subsidiary) only to the extent that such Subsidiary:  (a) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not
         Affiliates of the Company; and (b) except in the case of a Foreign Subsidiary, is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (x) to subscribe for additional Equity Interests or (y) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results.  Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.  If, at any time, any
         Unrestricted Subsidiary referred to in clause (ii) of the first sentence of this definition (or any
         Subsidiary thereof) would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Debt of such Subsidiary shall be deemed to be Incurred by a Restricted Subsidiary of the Company as of such date.  The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an Incurrence of Debt by a
                                  --------
         Restricted Subsidiary of the Company of any outstanding Debt of such Unrestricted Subsidiary and such designation shall only be permitted if no Default or Event of Default would be in existence following such designation.

         (c)      Section 2.03 of the Indenture captioned "Execution, Authentication and Denominations" is hereby amended and restated in its entirety as follows:

                  "SECTION 2.03.  Execution, Authentication and Denominations.  The aggregate principal amount at
                                  -------------------------------------------
         maturity of Securities which may be authenticated and delivered under this Indenture is unlimited.  The
         Securities shall be executed by one or more Officers of the Company.  The signature of these Officers on the Securities may be by facsimile or manual signature in the name and on behalf of the Company."

         (d)      Section 2.15 of the Indenture captioned "Issuance of Additional Securities" is hereby amended by deleting therefrom the words "Section 4.03 of this Indenture and."

         (e)      Section 4.02 of the Indenture captioned "Reports" is hereby amended and restated in its entirety as follows:

                  "SECTION 4.02.  Reports.  Upon qualification of this Indenture under the TIA, the Company shall
                                  -------
         also comply with the provisions of TIA Section 314(a)."

         (f)      Section 5.01 of the Indenture captioned "Merger, Consolidation or Sale of Substantially All
Assets of the Company" is hereby amended by deleting therefrom clause (iv) of Section 5.01 and by adding thereto the word "and" immediately before clause (iii) of Section 5.01.  Clause (v) of Section 5.01 is hereby renumbered as clause (iv).

         (g)      Section 6.01 of the Indenture captioned "Events of Default" is hereby amended and restated in its entirety as follows:

                  "SECTION 6.01.  Events of Default.
                                  -----------------

                  Each of the following constitutes an Event of Default with respect to the Securities if:

                           (1)      the Company defaults for 30 days in the payment when due of interest on, or
                  Liquidated Damages with respect to, the Securities (whether or not prohibited by the provisions of Article X);

                           (2)      the Company defaults in payment when due of the principal of or premium, if any, on the Securities (whether or not prohibited by the provisions of Article X);

                           (3)      the Company fails for 60 days after receipt of a Notice of Default specifying such failure to comply with any of its other agreements in this Indenture or the Securities;

                           (4)      except as permitted by this Indenture, any Security Guarantee by a Guarantor that is a Significant Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its
                  Security Guarantee;

                           (5)      the Company or any Restricted Subsidiary that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                                    (A)     commences a voluntary case;

                                    (B)     consents to the entry of an order for relief against it in an involuntary case;

                                    (C)     consents to the appointment of a Custodian of it or for any substantial part of its property;

                                    (D)     makes a general assignment for the benefit of its creditors;

                  or takes any comparable action under any foreign laws relating to insolvency; or

                           (6)      a court of competent jurisdiction enters an order or decree under any
                  Bankruptcy Law that:

                                    (A)     is for relief against the Company or any Restricted Subsidiary that is a Significant Subsidiary in an involuntary case;

                                    (B)     appoints a Custodian of the Company or any Restricted Subsidiary that is a Significant Subsidiary or for any substantial part of its property; or

                                    (C)     orders the winding-up or liquidation of the Company or any Restricted
                           Subsidiary that is a Significant Subsidiary;

                  or any similar relief is granted under any foreign laws and the order or decree relating thereto remains unstayed and in effect for 60 days:

                  The foregoing shall constitute Events of Default whatever the reason for any such Event of
         Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

                  The term "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state
                                                            ------------------
         law for the relief of debtors.  For purposes of this Section, the term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  A Default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities notify the Company (and the
         Trustee, in the case of notices to the Company by Holders) in writing by registered or certified mail, return receipt requested, of the Default and the Company does not cure such Default within the time specified in clauses (3) after receipt of such notice.  Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

                  The Company shall deliver to the Trustee, forthwith upon any Senior Officer obtaining actual knowledge of any Default, written notice in the form of an Officers' Certificate of any Event of
         Default, its status and what action the Company is taking or proposes to take with respect thereto."

         (h)      Section 6.08 of the Indenture captioned "Collection Suit by Trustee" is hereby amended by replacing the words "Section 6.01(a)(1) or (2)" with the words "Section 6.01(1) or 6.01(2)."

         (i)      Section 7.02 of the Indenture captioned "Rights of Trustee" is hereby amended and restated in its entirety as follows:

                  "SECTION 7.02.  Rights of Trustee.
                                  -----------------

                  (j)      The Trustee shall not be charged with knowledge of any Default or Event of Default or of the identity of any Restricted Subsidiary unless either (i) a Trust Officer shall have received notice thereof or (ii) the Trustee shall have received written notice thereof from the Company or any
         Holder."

         (j)      Section 7.05 of the Indenture captioned "Notice of Defaults" is hereby amended by replacing the words "Section 6.01(a) and (b)" with the words "Section 6.01(1) or 6.01(2)."

         (k)      The third paragraph of Section 7.07 of the Indenture captioned "Compensation and Indemnity" is hereby amended by replacing the words "Section 6.01(a)(8) or (9)" with the words "Section 6.01(5) or 6.01(6)."

         (l)      Section 8.01 of the Indenture captioned "Legal Defeasance and Covenant Defeasance" is hereby amended and restated in its entirety as follows:

                  "(c)     Upon the Company's exercise under Section 8.01(a) hereof of the option applicable to this Section 8.01(c), the Company and each Guarantor shall, subject to the satisfaction of the conditions set forth in Section 8.02 hereof, be released from their obligations under Section 4.02 hereof with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not
         "outstanding" for the purposes of any direction, waiver, consent or declaration of act of Holders (and the consequences of any thereof) in connection with such Sections, but shall continue to be deemed
         "outstanding" for all the other purposes hereunder (it being understood that such Securities and the related Security Guarantees shall not be deemed outstanding for accounting purposes).  For this purpose,
         Covenant Defeasance means that, with respect to any term, condition or limitation set forth in any such
         Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.  In addition, upon the Company's exercise under Section 8.01(a) hereof of the option applicable to this Section 8.01(c) hereof, subject to the satisfaction of the conditions set forth in
         Section 8.02, Sections 6.01(3), 6.01(4), 6.01(5) and 6.01(6) shall not constitute Events of Default."

         (m)      Section 9.02 of the Indenture captioned "With Consent of Holders" is hereby amended by deleting from clause (ii) of Section 9.02 the words "(other than provisions relating to the covenants described in
Sections 3.09, 4.06 and 4.08)."

         (n)      Section 11.02 of the Indenture captioned "Limitation on Liability" is hereby amended and restated in its entirety as follows:

                  "(b)     This Guarantee as to any Guarantor shall terminate and be of no further force or effect upon (i) the designation (in accordance with the provisions of this Indenture) of such Guarantor as an Unrestricted Subsidiary or (ii) the sale or other disposition of all of the assets of such
         Guarantor in accordance with the terms of this Indenture, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Guarantor then held by the Company and its Restricted Subsidiaries, or (iii) the sale or other disposition of Capital Stock of any Guarantor if as a result of such disposition, such Person ceases to be a Subsidiary of the Company.  If the Security
         Guarantee of any Guarantor terminates pursuant to the foregoing provisions, such Person shall cease to be a Subsidiary, a Guarantor or otherwise a party to this Indenture and, upon request by the Company,

         the Trustee shall execute appropriate instruments acknowledging such termination and the release of such
         Person from its obligations hereunder."

         (o)      Any definitions used exclusively in the deleted text of the provisions of the Indenture set forth in this Section 3 are hereby deleted in their entirety from the Indenture.

         SECTION 4.        Indenture Ratified.  Except as hereby otherwise expressly provided, the Indenture is
                           ------------------
in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         SECTION 5.        Counterparts.  This Supplemental Indenture may be executed in any number of
                           ------------
counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.        Supplemental Indenture is an Amendment to Indenture.  This Supplemental Indenture is
                           ---------------------------------------------------
an amendment to the Indenture.  The Indenture and this Supplemental Indenture shall be read together from and after the Operative Date.

         SECTION 7.        Compliance with the Trust Indenture Act.  This Supplemental Indenture shall be
                           ---------------------------------------
interpreted to comply in every respect with the Trust Indenture Act of 1939, as amended (the "TIA").  If any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by the TIA, the imposed duties shall control and shall remain obligatory.

         SECTION 8.        Governing Law.  This Supplemental Indenture shall be governed by and construed in
                           -------------
accordance with the internal laws of the State of New York.

                          [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

                                                     HARBORSIDE HEALTHCARE CORPORATION

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     GUARANTORS:

                                                     HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP

                                                     By:  KHI CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     BELMONT NURSING CENTER CORP.

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     ORCHARD RIDGE NURSING CENTER CORP.

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     OAKHURST MANOR NURSING CENTER CORP.

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     RIVERSIDE RETIREMENT LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE CONNECTICUT LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE OF FLORIDA LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE OF OHIO LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE HEALTHCARE BALTIMORE LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE OF DAYTON LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE MASSACHUSETTS LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE RHODE ISLAND LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE NORTH TOLEDO LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE HEALTHCARE ADVISORS LIMITED PARTNERSHIP

                                                     By:    KHI CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE TOLEDO CORP.

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     KHI CORPORATION

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE ACQUISITION LIMITED PARTNERSHIP IV

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE ACQUISITION LIMITED PARTNERSHIP V

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE ACQUISITION LIMITED PARTNERSHIP VI

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE ACQUISITION LIMITED PARTNERSHIP VII

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE ACQUISITION LIMITED PARTNERSHIP VIII

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE ACQUISITION LIMITED PARTNERSHIP IX

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE ACQUISITION LIMITED PARTNERSHIP X

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     SAILORS, INC.

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     NEW JERSEY HARBORSIDE CORP.

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     BRIDGEWATER ASSISTED LIVING LIMITED PARTNERSHIP

                                                     By:    NEW JERSEY HARBORSIDE
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     MARYLAND HARBORSIDE CORP.

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE HOMECARE LIMITED PARTNERSHIP

                                                     By:    KHI CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE REHABILITATION LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE HEALTHCARE NETWORK LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE HEALTH I
                                                            CORPORATION, its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE HEALTH I CORPORATION

                                                     By:  ___________________________
                                                     Name:
                                                     Title:

                                                     HARBORSIDE TOLEDO LIMITED PARTNERSHIP

                                                     By:    HARBORSIDE TOLEDO CORP.,
                                                            its general partner

                                                     By:  ___________________________
                                                     Name:
                                                     Title: